UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 4, 2007

Date of Report

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware

0-8176

95-1840947

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building

624 South Grand Avenue, Suite 2900

Los Angeles, CA 90017-3782

(Address, including zip code, of principal executive offices)

(213) 929-1800
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

(a)       Previous Independent Registered Public Accounting Firm

On October 4, 2007, the Board of Directors of Southwest Water Company, a Delaware corporation (the “Company”), acting upon the recommendation of the Audit Committee, decided to dismiss KPMG LLP (“KPMG”) as the Company’s independent auditors upon completion of their audit of the Company’s financial statements as of and for the year ending December 31, 2007 , the audit of the Company’s effectiveness of internal controls over financial reporting as of December 31, 2007 and the issuance of their reports thereon.

KPMG (or its predecessor firms) has served as the Company’s independent auditors since 1978.  The Audit Committee, as part of its corporate governance practices, periodically considers other providers and concluded it was the appropriate time to make a change.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 and the audit reports on management’s assessment of, and the effective operation of, internal controls over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows.  KPMG’s report dated March 13, 2007 on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 contained a separate paragraph stating:

“As discussed in Note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, and No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R), and changed its method of quantifying errors in 2006.”

During the years ended December 31, 2006 and 2005, and the subsequent interim period through October 4, 2007, there were no: (1) disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused it to make reference in connection with its reports; or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Attached hereto as Exhibit 16 is a copy of KPMG’s letter to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-K.

(b)       New Independent Registered Public Accounting Firm

On October 4, 2007, the Board of Directors also approved the Audit Committee’s recommendation of new independent auditors for the year beginning January 1, 2008.  The Audit Committee expects to officially engage the new auditors within the next few weeks.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
16	Letter dated October 11, 2007 from KPMG LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K pursuant to Regulation S-K, Item 304(a)(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                        SOUTHWEST WATER COMPANY

                                                                                                                                                            (Registrant)

Date: October 11, 2007	By:	/S/ CHERYL L. CLARY
		Name:	Cheryl L. Clary
		Title:	Chief Financial Officer